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                                  REAL ESTATE

                                Income Fund Inc.

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                                [GRAPHIC OMITTED]

                                                              Quarterly Report
                                                              September 30, 2002

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

Real Estate
Income
Fund Inc.

[PHOTO OMITTED]

R. JAY
GERKEN

Chairman

Dear Shareholder,

Enclosed herein is the first quarterly report for the Real Estate Income Fund Inc. ("Fund") for the period ended September 30, 2002. As a shareholder you can expect to receive a shareholder report, every three months. We encourage you to read it to help you stay informed of the progress of your investment. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders

We are pleased to report R. Jay Gerken, a managing director of Salomon Smith Barney Inc., is Chairman of the Board, President and Chief Executive of the Fund. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Review(1)

During the period ended September 30, 2002, the Fund distributed income dividends to shareholders totaling $0.1063 per share. The table on the following page shows the annualized distribution yield and since inception total

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(1)   Past performance is not indicative of future results.


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Real Estate Income Fund Inc.                                                   1
return based on the Fund's September 30, 2002 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(2)

          Price                    Annualized                Since Inception
        Per Share             Distribution Yield(3)          Total Return(3)
        ---------             ---------------------          ---------------

      $14.04 (NAV)                    9.09%                      (1.06)%
      $14.17 (NYSE)                   9.00%                      (4.81)%

Investment Strategy

The Fund's primary investment objective is high current income. Capital appreciation is a secondary objective. There can be no assurances the Fund's investment objectives will be achieved. The Fund's investment objectives are fundamental and cannot be changed by the Fund's Board of Directors without shareholder approval.

Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred and debt securities issued by Real Estate Companies, including Real Estate Investment Trusts ("REIT(s)")(4). A "Real Estate Company" is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate). Also, under normal market conditions the Fund will invest at least 80% of its total assets in income-producing equity securities issued by REITs.

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(2)   The NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.
(3) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.1063 for twelve months. This rate is as of September 30, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
(4) Because the Fund invests in securities related to the real estate industry, the Fund is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. In addition, investment in funds, such as this Fund, that concentrate their investments in one sector or industry may involve greater risk than more broadly diversified funds.


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2                                          2002 Quarterly Report to Shareholders

Portfolio Manager Fund Overview

The Fund's negative performance for the partial quarterly period (July 31, 2002 through September 30, 2002) was primarily driven by the stalled economic recovery and continued overall weakness in the equity markets. Moreover, we feel performance was adversely affected by widespread weakness in the property markets, as well as continued reductions in REIT earnings expectations. However, in spite of the adverse investment atmosphere, public real estate securities have outperformed the broader equity markets on a year-to-date basis. Furthermore, we are finding that capital continues to flow into the REIT market as we find investors are attracted by relatively high dividend yields, earnings and the diversification benefits typically found in the REIT market.

Consistent with its stated investment strategy, the Fund invested in a combination of common and preferred equity shares issued by public real estate companies. The Fund was able to acquire common securities at yields in excess of initial expectations and preferred securities at yields consistent with original expectations. All but a few of the investments were acquired via secondary market activity. In addition, on September 30, 2002 the Fund issued 2,600 shares of Series M Taxable Auction Rate Preferred Stock for an aggregate offering price of $65 million to complete the anticipated leverage of the Fund. The Fund will invest the proceeds in securities that meet the Fund's investment objectives and policies.

Since the Fund's inception in July, we have focused on building what we feel is a well-diversified portfolio of securities designed to provide attractive current income. Common and preferred holdings amounted to approximately 60% and 15%, respectively, of the Fund's portfolio as of quarter-end. Cash holdings amounted to just over 25% of the gross assets of the Fund due in large part to the Fund's leverage being put in place on the last day of the quarter. As of quarter-end, the top ten holdings of the Fund amounted to less than 29% of the Fund, and no single holding represented more than 3.4% of the Fund. Similarly, we feel the Fund's holdings represented interests in a variety of property types and geographic regions within the real estate universe.

Portfolio Manager Market Outlook

Over the next three months, we feel the public real estate markets will benefit from investors' continued desire for diversification and yield. At the same time, however, the state of the economy and the property markets will likely provide on-going challenges. As we go through the current earnings-reporting season, we believe REIT earnings expectations may be reduced once again, as they have been over the past several quarters. However, we have determined the majority of REIT dividends remain stable, though the rate of growth in dividends paid by REITs over the near-term may continue to slow.


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Real Estate Income Fund Inc.                                                   3
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Looking for Additional Information?

The Real Estate Income Fund Inc. is traded on the New York Stock Exchange under the symbol "RIT" with daily closing prices available in most newspapers under the New York Stock Exchange listings and online under symbol "RIT." Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

Thank you for your investment in the Real Estate Income Fund Inc. We are pleased to welcome you as a shareholder and hope this new investment addresses your financial needs and will help you reach your investment goals.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman

October 18, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio manager or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 5 through 7 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of September 30, 2002 and are subject to change.


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4                                          2002 Quarterly Report to Shareholders

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Schedule of Investments (unaudited)                           September 30, 2002
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
     SHARES                                    SECURITY                                           VALUE
==========================================================================================================
COMMON STOCK -- 55.3%
Apartments -- 9.2%
       140,000    Apartment Investment & Management Co., Class A Shares                       $  5,439,000
        55,000    Camden Property Trust                                                          1,823,250
       180,000    Gables Residential Trust                                                       4,807,800
        79,900    Mid-America Apartment Communities, Inc.                                        1,990,309
       340,000    Summit Properties Inc.                                                         6,596,000
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                                                                                                20,656,359
----------------------------------------------------------------------------------------------------------
Diversified -- 7.2%
       244,500    Entertainment Properties Trust                                                 5,403,450
       100,000    iStar Financial Inc.                                                           2,792,000
        20,000    Keystone Property Trust                                                          332,800
       250,000    Lexington Corporate Properties Trust                                           4,025,000
       115,000    Liberty Property Trust                                                         3,565,000
----------------------------------------------------------------------------------------------------------
                                                                                                16,118,250
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Healthcare -- 6.0%
       150,000    Health Care REIT, Inc.                                                         4,102,500
       100,000    Healthcare Realty Trust, Inc.                                                  3,110,000
       550,000    Senior Housing Properties Trust                                                6,171,000
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                                                                                                13,383,500
----------------------------------------------------------------------------------------------------------
Lodging/Resorts -- 3.4%
       198,000    Hospitality Properties Trust                                                   6,557,760
       100,000    RFS Hotel Investors, Inc.                                                      1,099,000
----------------------------------------------------------------------------------------------------------
                                                                                                 7,656,760
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Manufactured Housing -- 1.9%
       159,700    Chateau Communities, Inc.                                                      4,217,677
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Office -- 17.1%
       205,000    Arden Realty, Inc.                                                             4,848,250
        66,400    CarrAmerica Realty Corp.                                                       1,671,288
       175,000    Crescent Real Estate Equities Co.                                              2,747,500
        65,000    Equity Office Properties Trust                                                 1,678,300
       260,000    Highwoods Properties, Inc.                                                     6,084,000
       720,000    HRPT Properties Trust                                                          5,940,000
       220,000    Kilroy Realty Corp.                                                            5,216,200
       123,000    Mack-Cali Realty Corp.                                                         3,951,990
        40,000    Mission West Properties Inc.                                                     443,200
       205,000    Prentiss Properties Trust                                                      5,932,700
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                                                                                                38,513,428
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Regional Malls -- 0.5%
       125,000    Crown American Realty Trust                                                    1,148,750
----------------------------------------------------------------------------------------------------------
Shopping Centers -- 10.0%
       135,000    Commercial Net Lease Realty, Inc.                                              2,176,200
       195,100    Glimcher Realty Trust                                                          3,656,174
       285,000    Heritage Property Investment Trust                                             7,113,600
       135,000    JDN Realty Corp.                                                               1,630,800


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Real Estate Income Fund Inc.                                                   5

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Schedule of Investments (unaudited) (continued)               September 30, 2002
--------------------------------------------------------------------------------

     SHARES                                    SECURITY                                           VALUE
==========================================================================================================
Shopping Centers -- 10.0% (continued)
       158,900    New Plan Excel Realty Trust                                                 $  2,930,116
       100,200    Ramco-Gershenson Properties Trust                                              1,969,932
       110,000    Tanger Factory Outlet Centers, Inc.                                            3,077,800
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                                                                                                22,554,622
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                  TOTAL COMMON STOCK
                  (Cost -- $126,415,054)                                                       124,249,346
==========================================================================================================
PREFERRED STOCK -- 14.0%
Apartments -- 1.6%
                  Apartment Investment & Management Co.:
        61,100       9.375% Cumulative, Class G                                                  1,576,991
        80,000       10.000% Cumulative, Class R                                                 2,092,000
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                                                                                                 3,668,991
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Diversified -- 0.4%
        34,300    Entertainment Properties Trust, 9.500% Cumulative
                     Redeemable, Series A                                                          878,080
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Industrial -- 0.6%
        34,900    ProLogis Trust, 7.920% Cumulative Redeemable, Series D                           873,547
        13,700    PS Business Parks, Inc., 8.750% Cumulative, Series F                             352,638
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                                                                                                 1,226,185
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Lodging/Resorts -- 1.3%
        90,000    Felcor Lodging Trust Inc., 9.000% Cumulative Redeemable, Series B              2,196,000
        26,000    Lasalle Hotel Properties, 10.250% Cumulative Redeemable, Series A                655,200
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                                                                                                 2,851,200
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Office -- 5.3%
        24,800    Alexandria Real Estate Equities, Inc., 9.100% Cumulative
                     Redeemable, Series B                                                          652,984
        80,000    Crescent Real Estate Equities Co., 9.500% Cumulative
                     Redeemable, Series B                                                        1,996,000
        74,000    Equity Office Properties Trust, 7.750% Cumulative
                     Redeemable, Series G                                                        1,853,700
        20,700    Highwoods Properties, Inc., 8.000% Cumulative
                     Redeemable, Series B                                                          494,730
                  HRPT Properties Trust:
        50,000       9.875% Cumulative Redeemable, Series A                                      1,300,000
       225,000       8.750% Cumulative Redeemable, Series B                                      5,595,750
----------------------------------------------------------------------------------------------------------
                                                                                                11,893,164
----------------------------------------------------------------------------------------------------------
Regional Malls -- 1.4%
         6,000    CBL & Associates Properties, Inc., 8.750% Cumulative
                     Redeemable, Series B                                                          315,900
        32,700    Simon Property Group, Inc., 7.890%, Cumulative Step-Up
                     Premium Rate, Series G                                                      1,641,540
        53,800    Taubman Centers, Inc., 8.300% Cumulative Redeemable, Series A                  1,291,200
----------------------------------------------------------------------------------------------------------
                                                                                                 3,248,640
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6                                          2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 2002
--------------------------------------------------------------------------------

     SHARES                                    SECURITY                                           VALUE
==========================================================================================================
Self Storage -- 0.4%
        35,000    Public Storage, Inc., 8.000% Cumulative, Series R                           $    902,300
----------------------------------------------------------------------------------------------------------
Shopping Centers -- 3.0%
        65,000    Commercial Net Lease Realty, Inc., 9.000% Cumulative, Series A                 1,690,000
       100,000    Developers Diversified Realty Corp., 8.600% Cumulative
                     Redeemable, Series F                                                        2,550,000
        70,700    Federal Realty Investments Trust, 8.500% Cumulative
                     Redeemable, Series B                                                        1,831,130
        24,800    New Plan Excel Realty Trust, 8.625% Cumulative
                     Redeemable, Series B                                                          621,240
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                                                                                                 6,692,370
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                  TOTAL PREFERRED STOCK
                  (Cost -- $31,356,008)                                                         31,360,930
==========================================================================================================

      FACE
     AMOUNT                                    SECURITY                                           VALUE
==========================================================================================================
SHORT-TERM INVESTMENTS -- 30.7%
TIME DEPOSIT -- 28.7%
$   64,350,000    State Street Bank and Trust Co., 1.800% due 10/1/02
                  (Cost -- $64,350,000)                                                         64,350,000
==========================================================================================================
REPURCHASE AGREEMENT -- 2.0%
     4,569,000    Merrill Lynch & Co., Inc., 1.820% due 10/1/02;
                    Proceeds at maturity -- $4,569,231; (Fully collateralized by
                    Federal Farm Credit Bank Notes, Federal Home Loan Bank
                    Bonds, Federal Home Loan Mortgage Corp. Debentures
                    and Strips and Federal National Mortgage Association
                    Debentures and Strips, Student Loan Marketing Association and
                    U.S. Treasury Strips, 0.000% to 8.440% due 3/15/03 to 3/15/29;
                    Market value -- $4,693,541) (Cost -- $4,569,000)                             4,569,000
==========================================================================================================
                  TOTAL SHORT-TERM INVESTMENTS
                  (Cost -- $68,919,000)                                                         68,919,000
==========================================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $226,690,062)                                                       224,529,276
                  Liabilities Less Other Assets                                                (74,195,047)
----------------------------------------------------------------------------------------------------------
                  TOTAL NET ASSETS                                                            $150,334,229
==========================================================================================================


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Real Estate Income Fund Inc.                                                   7
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  REAL ESTATE
----------------
Income Fund Inc.

DIRECTORS

Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
R. Jay Gerken, Chairman
William R. Hutchinson
George M. Pavia

OFFICERS

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund Management LLC
333 W. 34th Street
New York, New York 10001

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

This report is intended only for the shareholders of the Real Estate Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

            RIT
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           Listed
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            NYSE
THE NEW YORK STOCK EXCHANGE

REAL ESTATE INCOME
Fund Inc.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD02661 11/02
02-4039